Exhibit 99.2
FOR IMMEDIATE RELEASE

Cardinal Health Announces Leadership Changes

-- Mike Kaufmann to Step Down as Chief Executive Officer and from Board of Directors --

-- Jason Hollar, Chief Financial Officer, Named Chief Executive Officer --

-- Patricia English to Serve as Interim Chief Financial Officer --

DUBLIN, Ohio, August 11, 2022 – Cardinal Health (NYSE: CAH) announced today that its Board of Directors has elected Jason Hollar as the company’s next Chief Executive Officer, effective September 1, 2022. Hollar will also join the Board of Directors effective August 11, 2022. Hollar will succeed current Chief Executive Officer Mike Kaufmann.

Hollar, an experienced financial and operating executive, has served as Cardinal Health’s Chief Financial Officer since May 2020, leading financial activities across the enterprise, including financial strategy, capital deployment, treasury, tax, investor relations, risk management, accounting and reporting. During his tenure, he has helped Cardinal Health prioritize investments in growth businesses, strengthened the balance sheet, and returned capital to shareholders. Prior to joining Cardinal Health, Hollar served as Chief Financial Officer and Executive Vice President for Tenneco. Before that, Hollar served as Chief Financial Officer and Senior Vice President of finance for Sears Holdings Corporation.

In addition, Patricia English will serve as Cardinal Health’s interim Chief Financial Officer, working with Hollar to ensure a smooth transition. English currently serves as Chief Accounting Officer and Senior Vice President of Cardinal Health and previously served as Vice President of accounting in both the pharmaceutical and medical segments. Cardinal Health‘s Board will engage an executive search firm to evaluate candidates for the permanent Chief Financial Officer position.

“Mike has been a tremendous leader during his tenure at Cardinal Health, helping the company navigate a period of unprecedented challenges, directing strategic investments for growth and innovation, and cultivating an inclusive and vibrant workforce culture. We are grateful for Mike’s many contributions over his more than 30 years of service and wish him the best in his future endeavors,” said Gregory Kenny, Cardinal Health’s Independent Chairman of the Board. “We look forward to leveraging Jason’s broad executive experience and are confident in his ability to lead Cardinal Health on a path to long-term growth.”

Kaufmann said, “I am grateful for the privilege of serving alongside such a dedicated, purpose-driven, and talented team over the past three decades. It was truly the honor of a lifetime to serve as CEO of Cardinal Health these last five years. The Board and I are confident that Jason is the right person to lead Cardinal Health in the years to come.”

Hollar said, “I sincerely appreciate the confidence the Board has placed in me to help position the company for future growth. This is a transformational period at Cardinal Health and I am humbled to have the opportunity to lead a business that plays such a vital role in the healthcare ecosystem. I look forward to working closely with Cardinal Health’s talented employees, management team, and Board as we continue to build upon our strong foundation and deliver value to our customers, communities and shareholders.”

Hollar continued, “I also look forward to continuing to work alongside Trish, who has been a valuable member of the Cardinal Health family for over sixteen years. She brings a strong combination of financial expertise and leadership experience to the role as interim Chief Financial Officer.”

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About Jason Hollar
Jason Hollar has been Chief Financial Officer of Cardinal Health since May 2020, leading financial activities across the enterprise including financial strategy, capital deployment, treasury, tax, investor relations, accounting and reporting. Hollar has deep executive experience as well as expertise leading in dynamic environments, most recently serving as the Chief Financial Officer of Tenneco Inc., a global automotive products and services company. As Tenneco’s Executive Vice President and Chief Financial Officer, Hollar was responsible for financial planning and analysis, accounting and reporting, tax, treasury and investor relations for the company. Hollar joined Tenneco in June 2017 from Sears Holdings Corporation, where he served as Chief Financial Officer and Senior Vice president finance. Prior to Sears, Hollar worked with both Delphi Automotive and Navistar International in a number of senior finance roles. He served as Delphi’s corporate controller and as Vice President of finance for the company’s powertrain systems division, which also included oversight of the Europe, Middle East and Africa regions. At Navistar, he held finance positions of increasing responsibility in the company’s engine group, South America operations and corporate financial planning and analysis. Hollar received his Master of Business Administration from The University of Chicago and his bachelor’s degree in business from Indiana University.

About Patricia English
Patricia English has served as Chief Accounting Officer and Senior Vice President of Cardinal Health since September 2020. She previously served as Vice President, pharmaceutical segment accounting at Cardinal Health from January 2019 to August 2020. She also served as Vice President, medical segment accounting from March 2015 to December 2018 and as director, pharmaceutical distribution accounting from June 2011 to March 2015. English holds a bachelor's degree in accounting from The Ohio State University.

Webcast
Cardinal Health will host a webcast today at 8:30 a.m. Eastern to discuss fourth quarter and full year results. To access the webcast and corresponding slide presentation, go to the Investor Relations page at ir.cardinalhealth.com. No access code is required. Presentation slides and a webcast replay will be available until August 10, 2023.

About Cardinal Health
Cardinal Health is a distributor of pharmaceuticals, a global manufacturer and distributor of medical and laboratory products, and a provider of performance and data solutions for health care facilities. With 50 years in business, operations in more than 30 countries and approximately 44,000 employees globally, Cardinal Health is essential to care. Information about Cardinal Health is available at cardinalhealth.com.

Contacts
Media: Erich Timmerman, erich.timmerman@cardinalhealth.com and 614.757.8231
Investors: Kevin Moran, kevin.moran@cardinalhealth.com and 614.757.7942

Cautions concerning forward-looking statements
This release contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These statements may be identified by words such as "expect," "anticipate," "intend," "plan," "believe," “will," "should," "could," "would," "project," "continue,” "likely," and similar expressions, and include statements reflecting future results or guidance, statements of outlook and various accruals and estimates. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied.

Forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those stated in or implied by the forward-looking statements. All forward-looking statements should be evaluated in the context of these risks, uncertainties and other factors, including those factors disclosed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and as modified by Forms 10-Q and 8-Ks. All forward-looking statements are qualified in their entirety by these and other cautionary statements that the Company makes from time to time in its SEC filings and public communications. The Company undertakes no obligation, and specifically disclaims any duty, to update or revise any forward-looking statements as a result of new information, future events or circumstances, or

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otherwise, except as otherwise required by law. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, the Company.